UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2012

Somerset Hills Bancorp
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Morristown Road, Bernardsville, New Jersey	07924
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (908) 221-0100

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The registrant reissued its earnings release for the three and nine months ended September 30, 2012 to correct certain errors contained in the 2011 comparative numbers and one rounding error of one basis point to the 2012 allowance for loan losses to total loans ratio included in the financial presentation. Accordingly, two conforming changes were to the body of its earnings release.

Item 2.02. Results of Operations and Financial Condition.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On October 22, 2012 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following is filed as an Exhibit to this Current Report on Form 8-K:

99.1 Press Release dated October 22, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Somerset Hills Bancorp (Registrant)
October 22, 2012 (Date)	/s/ STEWART E. MCCLURE, JR. Stewart E. McClure, Jr. President & CEO

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Press Release dated October 22, 2012